UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 28, 2017

Resource Apartment REIT III, Inc.

(Exact name of registrant as specified in its charter)

Commission file number 333-207740

Maryland	47-4608249
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1845 Walnut Street, 18th Floor, Philadelphia, PA 19103

(Address of principal executive offices) (Zip code)

(215) 231-7050

(Registrant’s telephone number, including area code)

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the following obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On July 3, 2017, Resource Apartment REIT III, Inc. (the “Company”) and Resource Securities, Inc. (the “Dealer Manager”) entered into an Amended and Restated Dealer Manager Agreement (the “Amended Dealer Manager Agreement”). The Amended Dealer Manager Agreement provides that the Dealer Manager will offer and sell the Company’s Class R and Class I shares of common stock in its initial public offering (the “Offering”), and that the Dealer Manager will cease offering the Company’s Class A and Class T common stock in the primary portion of the Offering. Class R shares generally will be sold at an initial price of $9.52 per share and Class I shares will be sold at an initial price of $9.13 per share. Under the Amended Dealer Manager Agreement, the Company will pay the Dealer Manager selling commissions of up to 3% of the gross offering proceeds for Class R shares sold in the primary offering. The Company will also pay the Dealer Manager a dealer manager fee of up to 3.5% of the gross offering proceeds for Class R shares sold in the primary offering and a dealer manager fee of 1.5% of the gross offering proceeds for Class I shares sold in the primary offering. However, the aggregate amount of selling commissions and dealer manager fees paid in connection with the sale of Class R common stock will be no more than 5.5% of the gross offering proceeds from the sale of such Class R shares. In addition, the Dealer Manager will receive an annual distribution and shareholder servicing fee of 1% of the purchase price per share (or, once reported, the amount of the Company’s estimated net asset value (“NAV”)) of Class R common stock sold in the primary offering. The distribution and shareholder servicing fee will accrue daily based on the number of outstanding Class R shares on each day that are sold in the primary portion of the Offering and the purchase price (or then-current NAV, once reported) of such shares.

The Company will cease paying the distribution and shareholder servicing fee with respect to Class R shares held in any particular account, and those Class R shares will convert into a number of Class I shares determined by multiplying each Class R share to be converted by an applicable conversion rate, on the earlier of (i) the date after the termination of the primary portion of the Offering at which, in the aggregate, underwriting compensation from all sources equals 10% of the gross proceeds from the primary portion of the Offering; (ii) a listing of the Class I shares on a national securities exchange; (iii) a merger or consolidation of the Company with or into another entity, or the sale or other disposition of all or substantially all of the Company’s assets; and (iv) the end of the month in which the total underwriting compensation (which consists of selling commissions, dealer manager fees and distribution and shareholder servicing fees) paid with respect to such Class R shares purchased in the primary portion of the Offering is not less than 8.5% (or a lower limit described below) of the gross offering price of those Class R shares purchased in such primary offering (excluding shares purchased through the Company’s distribution reinvestment plan). If the Company redeems a portion, but not all of the Class R shares held in a stockholder’s account, the underwriting compensation limit and amount of underwriting compensation previously paid will be prorated between the Class R shares that were redeemed and those Class R shares that were retained in the account. Likewise, if a portion of the Class R shares in a stockholder’s account is sold or otherwise transferred in a secondary transaction, the total underwriting compensation limit and amount of underwriting compensation previously paid will be prorated between the Class R shares that were transferred and the Class R shares that were retained in the account.

With respect to item (iv) above, all of the Class R shares held in a stockholder’s account will automatically convert into Class I shares as of the last calendar day of the month in which the 8.5% limit on underwriting compensation (or a lower limit, provided that, in the case of a lower limit, the agreement between the Dealer Manager and the broker-dealer in effect at the time Class R shares were first issued to such account sets forth the lower limit and the Dealer Manager advises the Company’s transfer agent of the lower limit in writing) in a particular account is reached.

The Company will further cease paying the distribution and shareholder servicing fee on any Class R share that is redeemed or repurchased, as well as upon our dissolution, liquidation or the winding up of the Company’s affairs, or a merger or other extraordinary transaction in which the Company is a party and in which the Class R shares as a class are exchanged for cash or other securities.

Except as described herein, in all other material respects, the terms of the Amended Dealer Manager Agreement are consistent with those of the dealer manager agreement that was previously in effect. The Amended Dealer Manager Agreement is attached as Exhibit 1.1 hereto.

Item 5.03. Amendments to Articles of Incorporation or Bylaws

Effective June 28, 2017, the Company established four classes of its common stock: Class A, Class T, Class R and Class I by filing Articles of Amendment and Articles Supplementary with the Maryland State Department of Assessments and Taxation (the “SDAT”). Pursuant to its Articles of Amendment and Articles Supplementary, the Company designated 25,000,000 shares of its common stock as Class A, 25,000,000 shares of its common stock as Class T, 750,000,000 shares of its common stock as Class R and 75,000,000 shares of its common stock as Class I. The Class T and Class R shares will be subject to class-specific expenses. The payment of class-specific expenses may result in different amounts of distributions being paid with respect to each class of shares.

The Articles Supplementary for the Class R shares provide for the conversion of the Class R shares into Class I shares upon the events specified in Item 1.01 above. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, or any distribution of the assets of the Company, then such assets, or the proceeds therefrom, will be distributed among the holders of Class A shares, Class T shares and Class I shares (after the conversion of all Class R shares into Class I shares) ratably in proportion to the respective NAV for each class until the NAV for each class has been paid. Each holder of shares of a particular class of common stock will be entitled to receive, ratably with each other holder of shares of such class, that portion of such aggregate assets available for distribution as the number of outstanding shares of such class held by such holder bears to the total number of outstanding shares of such class then outstanding.

Other than the differing class-specific allocable fees and expenses and the potential conversion of the Class R shares into Class I shares, Class A shares, Class T shares, Class R shares and Class I shares have identical rights and privileges. The Articles Supplementary for each of the Class R and Class I shares and the Articles of Amendment are incorporated herein by reference as Exhibits 3.1, 3.2 and 3.3 hereto.

Item 8.01. Other Events

Amended and Restated Distribution Reinvestment Plan

As of July 3, 2017, the Company’s board of directors adopted an amended and restated distribution reinvestment plan (the “Amended DRP”). The Amended DRP provides that, prior to the time that the Company establishes an estimated NAV per share of common stock, the purchase prices for Class A, Class T, Class R shares initially will be $9.60 per share, $9.09 per share, $9.14 per share and $8.90 per share, respectively. Upon the Company’s announcement in a public filing with the Securities and Exchange Commission that the Company has established an estimated NAV per share of common stock, stockholders will acquire Class A, Class T, Class R and Class I shares at prices equal to 96% of the respective per share purchase price at which Class A, Class T, Class R and Class I shares are sold in the Company’s primary offering.

The Amended DRP will become effective 10 days after the filing of this Current Report on Form 8-K, or on July 13, 2017. The Amended DRP is attached as Exhibit 4.1 hereto.

Amended and Restated Share Redemption Program

As of July 3, 2017, the Company’s board of directors adopted an amended and restated share redemption program (the “Amended SRP”). The Amended SRP provides that, for stockholders that own more than one class of the Company’s common stock and/or that own shares of Class T and/or Class R common stock purchased in both the Company’s primary offering and pursuant to the distribution reinvestment plan, the Company will redeem such shares in the following order: (1) all shares of Class A and/or Class I common stock, (2) shares of Class T and/or Class R common stock purchased pursuant to the distribution reinvestment plan, and (3) shares of Class R common stock purchased in the primary offering, and (4) shares of Class T common stock purchased in the primary offering.

The Amended SRP will become effective 30 days after the filing of this Current Report on Form 8-K, or on August 5, 2017. The Amended SRP is attached as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

Ex.	Description

1.1	Amended and Restated Dealer Manager Agreement, by and between the Company and Resource Securities, Inc., dated July 3, 2017

3.1	Articles of Amendment, incorporated by reference to Exhibit 3.3 to Pre-Effective Amendment No. 1 to Post-Effective Amendment No. 5 to the Company’s Registration Statement on Form S-11, Commission File No. 333-207740, dated June 28, 2017

3.2	Articles Supplementary for the Class R shares of common stock, incorporated by reference to Exhibit 3.4 to Pre-Effective Amendment No. 1 to Post-Effective Amendment No. 5 to the Company’s Registration Statement on Form S-11, Commission File No. 333-207740, dated June 28, 2017

3.3	Articles Supplementary for the Class I shares of common stock, incorporated by reference to Exhibit 3.5 to Pre-Effective Amendment No. 1 to Post-Effective Amendment No. 5 to the Company’s Registration Statement on Form S-11, Commission File No. 333-207740, dated June 28, 2017

4.1	Amended and Restated Distribution Reinvestment Plan

99.1	Amended and Restated Share Redemption Program

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RESOURCE APARTMENT REIT III, INC.

Dated: July 5, 2017	By: /s/ Alan F. Feldman Alan F. Feldman Chief Executive Officer